Exhibit 99.1

CXApp Inc.

CXApp Inc. (Nasdaq: CXAI) Announces the Appointment of Terry Blanchard as Senior Vice President of Engineering

Experienced Software Leader ex-Apple, WhatsApp and NVIDIA to lead CXAI development efforts

PALO ALTO, CA / March 31st, 2025 / CXApp Inc. (Nasdaq: CXAI), the global technology leader in employee workplace experiences announced the appointment of Terry Blanchard as Senior Vice President of Engineering, reporting to Chairman and CEO Khurram Sheikh. Mr. Blanchard will lead CXAI’s global engineering organization and spearhead the development of next-generation AI technologies that transform how employees engage with their workplace. Terry brings over 30 years of engineering leadership experience to CXAI, having previously served in senior engineering positions at prestigious companies such as Apple, WhatsApp(Meta), Microsoft, and NVIDIA.

Terry’s expertise in software architecture, AI, machine learning, cloud infrastructure, and making extremely usable products that people love, will be instrumental in accelerating CXAI’s product roadmap and technical strategy.

“I am excited to join CXAI at such a pivotal time in the company’s growth journey,” said Mr. Blanchard. “CXAI has built an impressive portfolio of employee experience solutions, and I look forward to working with this talented team to push the boundaries of what’s possible in this space. Together, we’ll create technologies that deliver measurable business value while setting new standards for employee and workplace engagement.”

Mr. Blanchard will oversee all aspects of CXAI’s engineering and development efforts, including software development, AI research, platform and technical architecture, and technical infrastructure. Terry will work closely with the executive team to align engineering initiatives with CXAI’s strategic business objectives.

“On behalf of the entire team at CXAI, we are thrilled to welcome Terry Blanchard as our Senior Vice President of Engineering,” said Khurram Sheikh, Founder, Chairman & CEO of CXAI. “Terry’s extensive experience in developing and deploying state-of-the-art application technologies and natural passion for scaling amazing experiences at some of the most iconic brands in the technology industry makes him a natural fit for CXAI. I look forward to working with Terry in building the best in class Agentic AI solutions for transformational employee experiences.”

About CXApp Inc.

CXApp Inc., is the global technology leader in employee workplace experiences. The Company is headquartered in the SF Bay Area and operates the CXAI SaaS platform that is anchored on the intersection of customer experience (CX) and artificial intelligence (AI) providing digital transformation for the workplace for enhanced experiences across people, places and things.

CXApp’s customers include major Fortune 1000 Global Companies in the technology, financial services, consumer, healthcare, and media entertainment verticals.

www.cxapp.com

CXApp Inc.: marketing@cxapp.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on our business, operations, results of operations and financial condition, including liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

SOURCE: CXApp Inc.

Topic: Management Changes

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